SUBSEQUENT EVENTS	9 Months Ended
May 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

Subsequent to May 31, 2022, the Company received additional subscriptions for 3,012,000 Units in the Unit offering, for gross proceeds of $4,518,000. Of those subscriptions, 2,672,000 Units, equal to $3,340,000, was in the form of a sale of new mining equipment to the Company, and the remainder was in cash. On June 27, 2022, the Company terminated the Unit Offering. The Company sold a total of 4,122,000 Units in the Unit Offering for gross proceeds of $5,152,500, of which 2,672,000 Units, representing proceeds of $3,340,000, consisted of an in-kind investment of transformers that will be used in the Company’s hosting operations, and the balance was in cash. In addition, the Company issued 25,600 Class C-1 Warrants, 25,600 Class C-2 Warrants and 25,600 Class C-3 Warrants to a brokerage firm that referred certain investors in the Unit Offering.

Each Class C-3 Warrant is exercisable to purchase one share of the Company’s common stock until June 27, 2027, at an exercise price of $1.25 per share. The Class C-3 Warrants are exercisable on a cash or a cashless basis. Furthermore, the Class C-3 Warrants have piggyback registration rights that require that the Company include the shares issuable upon exercise of the Class C-3 Warrants in any registration statement filed by the Company, except for a registration statement on Forms S-4 or S-8.

On June 24, 2022, the Company amended and restated its LOC Agreement with IDI. Under the new amended and restated LOC, the Company is entitled to borrow funds up to the limit of $3,000,000 with a new maturity date of December 1, 2022. All other terms of the prior LOC Agreement remained unchanged.

On August 29, 2022, the Company filed an Amended and Restated Certificate of Incorporation (the “A&R COI”) with the Delaware Secretary of State. The A&R COI authorizes the Company to issue up to 20,000,000 shares of preferred stock, par value $0.0001 per share, with such rights and terms that the board of directors may approve from time to time, whereas the prior Certificate of Incorporation did not authorize the Company to issue any preferred stock.

On August 31, 2022, the Company filed a Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State, which authorized the creation and issuance of up to 500,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred”). Under the Certificate of Designation, the Series A Preferred has the following rights:

Dividends: Each share of Series A Preferred is entitled to receive non-cumulative dividends equal to the amount of dividends that the holder of such share would have received if such share of Series A Preferred were converted into shares of common stock immediately prior to the record date of the dividend declared on the common stock.

Liquidation Preference: The Series A Preferred Stock is entitled to receive, prior to any distribution to any junior class of securities, an amount equal to $10 per share, plus any accrued but unpaid dividends, as a liquidation preference before any distribution may be made to the holders of any junior security, including the common stock.

Voting Rights: Each holder of Series A Preferred Stock shall vote with holders of the common stock upon any matter submitted to a vote of shareholders, in which event it shall have the number of votes equal to the number of shares of common stock into which such share of Series A Preferred Stock would be convertible on the record date for the vote or consent of shareholders. Each holder of Series A Preferred Stock shall also be entitled to one vote per share on each submitted to a class vote of the holders of Series A Preferred Stock.

Directors: The Series A Preferred Stock has the exclusive right to nominate and vote on two (2) members of the board of directors.

Voluntary Conversion Rights: Each share of Series A Preferred Stock is convertible into that number of shares of common stock equal to the liquidation preference of the Series A Preferred divided by a conversion price of $0.575 per share.

Rank: The Series A Preferred ranks senior to the common stock and any other class or series of preferred stock that may be authorized.

Redemption by Company: The Company may redeem all of the Series A Preferred at any time on twenty days notice by payment of the liquidation preference of the Series A Preferred.

Redemption by the Holders: Any holder of Series A Preferred may request that some or all of its Series A Preferred be redeemed to the extent of 30% of the liquid net assets of the Company in excess of $2 million. To the extent any holder requests redemption under this provision, the Company is required to send a notice to all other Series A Preferred holders, who will be entitled to request redemption of some or all of their shares as well. Each holder is required to redeem at least the lesser of 10,000 shares or the number of shares of Series A Preferred held by the holder.

Redemption on Fundamental Transaction: In the event the Company engages in a fundamental transaction, a majority of the holders of Series A Preferred may require the Company to redeem all of the Series A Preferred at the closing of the transaction.

Right to Participate in Future Fundings: Each holder of Series A Preferred has the right to participate in future capital raising transactions to the extent of its proportionate ownership of the Company on an as converted basis. The right extents to any issuance of common or preferred stock or debt securities convertible into common or preferred stock, except for certain exempted transactions.

Anti-Dilution Protection: The conversion price of the Series A Preferred is subject to reduction to the extent the company issues shares of common stock at a purchase price less than the then current conversion price, (ii) debt or equity securities convertible into common stock at a conversion price less than the then current conversion price, (iii) options or warrants exercisable for common stock at an exercise price less than the then current conversion price, or (iv) options or warrants to purchase convertible debt or equity securities, where the combined exercise and conversion prices would enable the holder to acquire shares of common stock for less than the then current conversion price.

On August 31, 2022, the Company and IDI agreed to convert all principal and interest owed under the LOC Agreement into shares of Series A Preferred with a stated value equal to the principal and interest converted. The conversion resulted in the conversion of $3,039,662 of indebtedness into 303,966 shares of Series A Preferred. IDI is a limited partnership controlled by Jonathan Bates, the Company’s Chairman, and Raymond Mow, the Company’s Chief Financial Officer and a Director.

On August 23, 2022, the Company issued the following shares of capital stock to certain officers:

•	150,000 shares of Series A Preferred to Jonathan Bates, our chief executive officer;
•	850,000 shares of Common Stock to Raymond Mow, our chief financial officer; and
•	600,000 shares to Erik S. Nelson, our president.

All of the shares are forfeitable on January 15, 2025 if the officer is not employed by the Company as of that date for any reason.

On October 19, 2022, the Company entered into a Line of Credit Agreement (the “2022 LOC Agreement”) with IDI. The 2022 LOC Agreement provides for loans of up to $1,000,000 at the request of the Company to finance the purchase of equipment necessary for the operation of the Company’s business, and related working capital. Loans under the 2022 LOC Agreement accrue interest at twelve percent (12%) per annum, compounded on a 30/360 monthly basis until the loans have been repaid in full. The Company has the right to submit draw requests under the 2022 LOC Agreement until April 15, 2023. Each draw request is subject to the approval of IDI in its sole discretion. The amount drawn, plus all accrued interest therein, is repayable in full on December 1, 2023.

On October 19, 2022, the Company entered into a Repurchase and Hosting Agreement (the “TCC Agreement”) with The Crypto Company (“TCC”), under which the Company agreed to repurchase certain ASIC miners which it had previously sold to TCC, purchase some additional ASIC miners owned by TCC, and terminate a hosting agreement between the Company and TCC. On February 23, 2022, the Company sold TCC 70 Antminer T-17’s for $175,000 and 25 Whatsminers for $162,500, for a total purchase price of $337,500. TCC paid 50% of the purchase price in cash, and the balance by execution of a note payable to the Company for $168,750. Simultaneous with the sale, the Company and TCC entered into a hosting agreement under which the Company agreed to host the miners at its hosting facilities in Trinidad, along with other miners owned by TCC. Under the TCC Agreement, the Company (a) accepted the return of the 70 Antminer TY-17s for a credit of $175,000 as a warranty claim, (b) purchased the 25 Whatsminers for $62,500, and (c) purchased 72 Antminer T-19s from TCC for $144,000. The credit and purchase prices for the equipment were applied to cancel the note, with the balance of $212,500 paid by the Company in cash. Upon consummation of the TCC Agreement, the hosting agreement was terminated.

On October 13, 2022, Company entered into a joint venture with Roc Digital Mining Manager LLC (“ROC Manager”) with regard to a hosting location in Pecos, Texas which has a capacity of 5-6 megawatts over a five year period. Under the joint venture, the Company acquired a 30% interest in ROC Manager, which is the manager of ROC Digital Mining I LLC (the “ROC Operating”). The Company made a capital contribution to ROC Operating of $1,056,000, consisting of one immersion container unit valued at $300,000, six GE Protec 1500 KVA transformers valued at $750,000, and $6,000 cash. The Company also sold ROC Operating four immersion container units for $1,200,000. The purchase price for the containers is payable pursuant to a promissory note that bears interest at 5% per annum and is payable through 42 monthly payments of $31,203.64 until it is paid in full. In addition, the note is secured by a lien against the four containers. The joint venture intends to purchase ASIC miners to mine Bitcoin for its own account, rather than hosting miners for third parties.

In addition, the Company is entitled to locate one hosting container at the site which it may use for mining for its own account or hosting for third parties, and expects to pay a pro rata portion of the lease and other operating costs of the site.